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                                                          Exhibit 99.B(g)(1)(ii)

[ING FUNDS LOGO]

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Baron Asset Portfolio, ING Lord Abbett U.S. Government Securities Portfolio, ING Neuberger Berman Partners Portfolio, ING Neuberger Berman Regency Portfolio, and ING Pioneer High Yield Portfolio, effective December 7, 2005, and ING Templeton Foreign Equity Portfolio, effective December 12, 2005, six newly established series of ING Partners, Inc., and ING Wells Fargo Small Cap Disciplined Portfolio, a newly established series of ING Investors Trust, effective November 30, 2005 (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated October 26, 2005.

     The AMENDED EXHIBIT A has also been updated 1) to reflect name changes for ING Salomon Brothers Investors Portfolio to ING Lord Abbett Affiliated Portfolio, ING Capital Guardian Managed Global Portfolio to ING Templeton Global Growth Portfolio, ING Salomon Brothers Fundamental Value Portfolio to ING Davis Venture Value Portfolio and ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio, and 2) by the removal of ING Equity and Bond Fund, ING SmallCap Opportunities Fund, ING AIM Mid Cap Growth Portfolio, ING Government Fund, ING Value Opportunity Fund, ING VP Disciplined LargeCap Portfolio, ING VP MagnaCap Portfolio and ING VP Emerging Markets Fund, Inc., effective December 5, 2005, as these funds recently merged into other funds.


337 E. Doubletree Ranch Rd.        Tel: 480-477-3000         ING Investors Trust
Scottsdale, AZ 85258-2034          Fax: 480-477-2700          ING Partners, Inc.
                                   www.ingfunds.com

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     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                                  Sincerely,

                                                  /s/ Todd Modic
                                                  Todd Modic
                                                  Senior Vice President
                                                  ING Investors Trust
                                                  ING Partners, Inc.


ACCEPTED AND AGREED TO:
The Bank of New York

By:
       -------------------------------------
Name:
       -------------------------------------
Title:                     , Duly Authorized
       -------------------------------------

                                        1
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                                     FORM OF
                                AMENDED EXHIBIT A

FUND                                                             EFFECTIVE DATE
----                                                             --------------
ING CORPORATE LEADERS TRUST FUND
    ING Corporate Leaders Trust - Series A                        May 17, 2004
    ING Corporate Leaders Trust - Series B                        May 17, 2004

ING EQUITY TRUST
    ING Convertible Fund                                          June 9, 2003
    ING Disciplined LargeCap Fund                                 June 9, 2003
    ING Financial Services Fund                                   June 9, 2003
    ING LargeCap Growth Fund                                      June 9, 2003
    ING LargeCap Value Fund                                     February 1, 2004
    ING MidCap Opportunities Fund                                 June 9, 2003
    ING MidCap Value Choice Fund                                February 1, 2005
    ING MidCap Value Fund                                         June 9, 2003
    ING Principal Protection Fund                                 June 2, 2003
    ING Principal Protection Fund II                              June 2, 2003
    ING Principal Protection Fund III                             June 2, 2003
    ING Principal Protection Fund IV                              June 2, 2003
    ING Principal Protection Fund V                               June 2, 2003
    ING Principal Protection Fund VI                              June 2, 2003
    ING Principal Protection Fund VII                             May 1, 2003
    ING Principal Protection Fund VIII                          October 1, 2003
    ING Principal Protection Fund IX                            February 2, 2004
    ING Principal Protection Fund X                               May 3, 2004
    ING Principal Protection Fund XI                            August 16, 2004
    ING Principal Protection Fund XII                          November 15, 2004
    ING Principal Protection Fund XIII                                TBD
    ING Principal Protection Fund XIV                                 TBD
    ING Real Estate Fund                                          June 9, 2003
    ING SmallCap Value Choice Fund                              February 1, 2005
    ING SmallCap Value Fund                                       June 9, 2003

ING FUNDS TRUST
    ING Classic Money Market Fund                                April 7, 2003
    ING GNMA Income Fund                                         April 7, 2003
    ING High Yield Bond Fund                                     April 7, 2003
    ING Institutional Prime Money Market Fund                    July 29, 2005
    ING Intermediate Bond Fund                                   April 7, 2003
    ING National Tax-Exempt Bond Fund                            April 7, 2003

ING GET FUND
    ING GET Fund - Series K                                      July 14, 2003

                                        2
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
    ING GET Fund - Series L                                      July 14, 2003
    ING GET Fund - Series M                                      July 14, 2003
    ING GET Fund - Series N                                      July 14, 2003
    ING GET Fund - Series P                                      July 14, 2003
    ING GET Fund - Series Q                                      July 14, 2003
    ING GET Fund - Series R                                      July 14, 2003
    ING GET Fund - Series S                                      July 14, 2003
    ING GET Fund - Series T                                      July 14, 2003
    ING GET Fund - Series U                                      July 14, 2003
    ING GET Fund - Series V                                      March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND          March 28, 2005

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND               October 27, 2005

ING INVESTMENT FUNDS, INC.
    ING MagnaCap Fund                                             June 9, 2003

ING INVESTORS TRUST
    ING AllianceBernstein Mid Cap Growth Portfolio              January 6, 2003
    ING American Funds Growth Portfolio                        September 2, 2003
    ING American Funds Growth-Income Portfolio                 September 2, 2003
    ING American Funds International Portfolio                 September 2, 2003
    ING Capital Guardian Small/Mid Cap Portfolio                January 13, 2003
    ING Capital Guardian U.S. Equities Portfolio                January 13, 2003
    ING Eagle Asset Capital Appreciation Portfolio              January 6, 2003
    ING Evergreen Health Sciences Portfolio                       May 3, 2004
    ING Evergreen Omega Portfolio                                 May 3, 2004
    ING FMR(SM) Diversified Mid Cap Portfolio                   January 6, 2003
    ING FMR(SM) Earnings Growth Portfolio                        April 29, 2005
    ING FMR(SM) Small Cap Equity Portfolio                            TBD
    ING Global Real Estate Portfolio                                  TBD
    ING Global Resources Portfolio                              January 13, 2003
    ING Goldman Sachs Tollkeeper(SM) Portfolio                  January 6, 2003
    ING International Portfolio                                 January 13, 2003
    ING Janus Contrarian Portfolio                              January 13, 2003
    ING JPMorgan Emerging Markets Equity Portfolio              January 13, 2003
    ING JPMorgan Small Cap Equity Portfolio                     January 13, 2003
    ING JPMorgan Value Opportunities Portfolio                   April 29, 2005
    ING Julius Baer Foreign Portfolio                           January 13, 2003
    ING Legg Mason Value Portfolio                              January 13, 2003
    ING LifeStyle Aggressive Growth Portfolio                     May 1, 2004
    ING LifeStyle Growth Portfolio                                May 1, 2004
    ING LifeStyle Moderate Growth Portfolio                       May 1, 2004
    ING LifeStyle Moderate Portfolio                              May 1, 2004
    ING Limited Maturity Bond Portfolio                         January 6, 2003

    ING Liquid Assets Portfolio                                 January 6, 2003
    ING Lord Abbett Affiliated Portfolio                        January 6, 2003
    ING MarketPro Portfolio                                      August 1, 2005
    ING MarketStyle Growth Portfolio                             August 1, 2005
    ING MarketStyle Moderate Growth Portfolio                    August 1, 2005
    ING MarketStyle Moderate Portfolio                           August 1, 2005
    ING Marsico Growth Portfolio                                January 13, 2003
    ING Marsico International Opportunities Portfolio            April 29, 2005
    ING Mercury Large Cap Value Portfolio                       January 6, 2003
    ING Mercury Large Cap Growth Portfolio                      January 6, 2003
    ING MFS Mid Cap Growth Portfolio                            January 13, 2003
    ING MFS Total Return Portfolio                              January 13, 2003
    ING MFS Utilities Portfolio                                  April 29, 2005
    ING Oppenheimer Main Street Portfolio(R)                    January 13, 2003
    ING PIMCO Core Bond Portfolio                               January 13, 2003
    ING PIMCO High Yield Portfolio                              November 5, 2003
    ING Pioneer Fund Portfolio                                   April 29, 2005
    ING Pioneer Mid Cap Value Portfolio                          April 29, 2005
    ING Salomon Brothers All Cap Portfolio                      January 6, 2003
    ING Stock Index Portfolio                                   November 5, 2003
    ING T. Rowe Price Capital Appreciation Portfolio            January 13, 2003
    ING T. Rowe Price Equity Income Portfolio                   January 13, 2003
    ING Templeton Global Growth Portfolio                       January 13, 2003
    ING UBS U.S. Allocation Portfolio                           January 6, 2003
    ING Van Kampen Equity Growth Portfolio                      January 13, 2003
    ING Van Kampen Global Franchise Portfolio                   January 13, 2003
    ING Van Kampen Growth and Income Portfolio                  January 13, 2003
    ING Van Kampen Real Estate Portfolio                        January 13, 2003
    ING VP Index Plus International Equity Portfolio             July 29, 2005
    ING Wells Fargo Mid Cap Disciplined Portfolio               January 6, 2003
    ING Wells Fargo Small Cap Disciplined Portfolio                   TBD

ING MAYFLOWER TRUST
    ING International Value Fund                                November 3, 2003

ING MUTUAL FUNDS
    ING Emerging Countries Fund                                 November 3, 2003
    ING Foreign Fund                                              July 1, 2003
    ING Global Equity Dividend Fund                            September 2, 2003
    ING Global Real Estate Fund                                 November 3, 2003
    ING Global Value Choice Fund                                November 3, 2003
    ING International Fund                                      November 3, 2003
    ING International SmallCap Fund                             November 3, 2003
    ING International Value Choice Fund                         February 1, 2005

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
    ING Precious Metals Fund                                    November 3, 2003
    ING Russia Fund                                             November 3, 2003

ING PARTNERS, INC.
    ING American Century Large Company Value Portfolio          January 10, 2005
    ING American Century Select Portfolio                       January 10, 2005
    ING American Century Small Cap Value Portfolio              January 10, 2005
    ING Baron Asset Portfolio                                         TBD
    ING Baron Small Cap Growth Portfolio                        January 10, 2005
    ING Davis Venture Value Portfolio                           January 10, 2005
    ING Fidelity(R) VIP Contrafund(R) Portfolio                 November 15, 2004
    ING Fidelity(R) VIP Equity-Income Portfolio                 November 15, 2004
    ING Fidelity(R) VIP Growth Portfolio                        November 15, 2004
    ING Fidelity(R) VIP Mid Cap Portfolio                       November 15, 2004
    ING Fundamental Research Portfolio                          January 10, 2005
    ING Goldman Sachs(R) Capital Growth Portfolio               January 10, 2005
    ING Goldman Sachs(R) Core Equity Portfolio                  January 10, 2005
    ING JPMorgan Fleming International Portfolio                January 10, 2005
    ING JPMorgan Mid Cap Value Portfolio                        January 10, 2005
    ING Lord Abbett U.S. Government Securities Portfolio              TBD
    ING MFS Capital Opportunities Portfolio                     January 10, 2005
    ING Neuberger Berman Partners Portfolio                           TBD
    ING Neuberger Berman Regency Portfolio                            TBD
    ING OpCap Balanced Value Portfolio                          January 10, 2005
    ING Oppenheimer Global Portfolio                            January 10, 2005
    ING Oppenheimer Strategic Income Portfolio                  January 10, 2005
    ING PIMCO Total Return Portfolio                            January 10, 2005
    ING Pioneer High Yield Portfolio                                  TBD
    ING Salomon Brothers Aggressive Growth Portfolio            January 10, 2005
    ING Salomon Brothers Large Cap Growth Portfolio             January 10, 2005
    ING Solution 2015 Portfolio                                  April 29, 2005
    ING Solution 2025 Portfolio                                  April 29, 2005
    ING Solution 2035 Portfolio                                  April 29, 2005
    ING Solution 2045 Portfolio                                  April 29, 2005
    ING Solution Income Portfolio                                April 29, 2005
    ING T. Rowe Price Diversified Mid Cap Growth Portfolio      January 10, 2005
    ING T. Rowe Price Growth Equity Portfolio                   January 10, 2005
    ING Templeton Foreign Equity Portfolio                     November 30, 2005
    ING UBS U.S. Large Cap Equity Portfolio                     January 10, 2005
    ING Van Kampen Comstock Portfolio                           January 10, 2005
    ING Van Kampen Equity and Income Portfolio                  January 10, 2005

ING SERIES FUND, INC.
    Brokerage Cash Reserves                                       June 2, 2003
    ING Aeltus Money Market Fund                                  June 2, 2003
    ING Balanced Fund                                             June 2, 2003

    ING Equity Income Fund                                        June 9, 2003
    ING Global Science and Technology Fund                        June 2, 2003
    ING Growth Fund                                               June 9, 2003
    ING Index Plus LargeCap Fund                                  June 9, 2003
    ING Index Plus MidCap Fund                                    June 9, 2003
    ING Index Plus Protection Fund                                June 2, 2003
    ING Index Plus SmallCap Fund                                  June 9, 2003
    ING International Growth Fund                               November 3, 2003
    ING Small Company Fund                                        June 9, 2003
    ING Strategic Allocation Balanced Fund                        June 2, 2003
    ING Strategic Allocation Growth Fund                          June 2, 2003
    ING Strategic Allocation Income Fund                          June 2, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
    ING VP Strategic Allocation Balanced Portfolio                July 7, 2003
    ING VP Strategic Allocation Growth Portfolio                  July 7, 2003
    ING VP Strategic Allocation Income Portfolio                  July 7, 2003

ING VARIABLE FUNDS
    ING VP Growth and Income Portfolio                            July 7, 2003

ING VARIABLE INSURANCE TRUST
    ING GET U.S. Core Portfolio - Series 1                       June 13, 2003
    ING GET U.S. Core Portfolio - Series 2                     September 12, 2003
    ING GET U.S. Core Portfolio - Series 3                     December 12, 2003
    ING GET U.S. Core Portfolio - Series 4                       March 12, 2004
    ING GET U.S. Core Portfolio - Series 5                       June 11, 2004
    ING GET U.S. Core Portfolio - Series 6                     September 10, 2004
    ING GET U.S. Core Portfolio - Series 7                     December 10, 2004
    ING GET U.S. Core Portfolio - Series 8                       March 9, 2005
    ING GET U.S. Core Portfolio - Series 9                        June 8, 2005
    ING GET U.S. Core Portfolio - Series 10                    September 7, 2005
    ING GET U.S. Core Portfolio - Series 11                     December 6, 2005
    ING GET U.S. Core Portfolio - Series 12                      March 2, 2006
    ING GET U.S. Opportunity Portfolio - Series 1                     TBD
    ING GET U.S. Opportunity Portfolio - Series 2                     TBD
    ING VP Global Equity Dividend Portfolio                     November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
    ING VP Global Science and Technology Portfolio                July 7, 2003
    ING VP Growth Portfolio                                       July 7, 2003
    ING VP Index Plus LargeCap Portfolio                          July 7, 2003
    ING VP Index Plus MidCap Portfolio                            July 7, 2003
    ING VP Index Plus SmallCap Portfolio                          July 7, 2003
    ING VP International Equity Portfolio                       November 3, 2003
    ING VP Small Company Portfolio                                July 7, 2003

    ING VP Value Opportunity Portfolio                            July 7, 2003

ING VARIABLE PRODUCTS TRUST
    ING VP Convertible Portfolio                                October 6, 2003
    ING VP Financial Services Portfolio                           May 1, 2004
    ING VP High Yield Bond Portfolio                            October 6, 2003
    ING VP International Value Portfolio                        November 3, 2003
    ING VP LargeCap Growth Portfolio                            October 6, 2003
    ING VP MidCap Opportunities Portfolio                       October 6, 2003
    ING VP Real Estate Portfolio                                  May 1, 2004
    ING VP SmallCap Opportunities Portfolio                     October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                   July 7, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                                July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                     July 7, 2003

ING VP NATURAL RESOURCES TRUST                                  October 6, 2003

USLICO SERIES FUND
    The Asset Allocation Portfolio                              October 6, 2003
    The Bond Portfolio                                          October 6, 2003
    The Money Market Portfolio                                  October 6, 2003
    The Stock Portfolio                                         October 6, 2003